Exhibit 99.4

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-203537, 333-190613, 333-181299, 333-158391, 333-58044 and 33-51529), and on Form S-8 (Nos. 333-203625, 333-188440, 333-159508, 333-151248, 333-151245, 333-142636, 333-91054, 333-71821, 333-71597, 333-71029, 333-61432, 33-48683 and 33-42972) of Frontier Communications Corporation of our report dated February 23, 2015, with respect to the combined financial statements of Verizon’s Separate Telephone Operations in California, Florida and Texas, as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 included in this Current Report (Form 8-K) of Frontier Communications Corporation.

/s/ Ernst & Young LLP

New York, New York

May 1, 2015